CONFORMED COPY

                               VOTING AGREEMENT

                    This VOTING AGREEMENT (the "Agreement"), dated as of October 23, 1997, is entered into by and among Clear Channel Communications, Inc., a Texas corporation ("Parent"), and Brian T. Clingen (the "Stockholder").

                    WHEREAS, Parent, UH Merger Sub, Inc. ("Merger Sub") and Universal Outdoor Holdings, Inc. (the "Company"), have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the parties thereto have agreed, upon the terms and subject to the conditions set forth therein, to merge Merger Sub with and into the Company (the "Merger");

                    WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of, and has the sole right to vote and dispose of the number of shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") set forth opposite such Stockholder's name on Schedule I attached hereto; and

                    WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder is willing to agree, to the matters set forth herein.

                    NOW, THEREFORE, in consideration of the
          foregoing and the agreements set forth below, the parties hereto agree as follows:

                    1.   Voting of Shares.

                         1.1  Voting Agreement.  For so long as the
          Merger Agreement is in effect, the Stockholder hereby agrees to vote (or cause to be voted) all of the Shares (and any and all securities issued or issuable in respect thereof) which such Stockholder is entitled to vote (or to provide his written consent thereto), at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise:

                         (i)  in favor of the Merger and the
          approval and adoption of the terms contemplated by the Merger Agreement and any actions required in furtherance thereof;

                         (ii)  against any action or agreement that
          could result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under this Agreement or the Merger Agreement; and

                         (iii)  against (A) any extraordinary
          corporate transaction, such as a merger, rights offering, reorganization, recapitalization or liquidation involving the Company or any of its subsidiaries other than the Merger, (B) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries or the issuance of any securities of the Company or any subsidiary, (C) any change in the executive officers or Board of Directors of the Company, (D) any change in the present corporate structure or business of the Company or
          (E) any action that is intended, or could reasonably be expected, to materially impede, interfere with, delay, postpone or adversely affect the Merger and the transaction contemplated by the Merger Agreement.

                         1.2  Proxy.  At Parent's request
          Stockholder will deliver to Parent an irrevocable proxy only with respect to the matters covered by clauses (i),
          (ii) and (iii) of this paragraph 1 granting to Parent or its designee a proxy to vote the Shares in accordance with the terms of this Agreement; provided, that such proxy shall survive only for so long as the Merger Agreement is in effect.

                    2.   Representations and Warranties of
          Stockholder. The Stockholder represents and warrants to Parent as follows:

                         2.1  Binding Agreement.  The Stockholder
          has the capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                         2.2  No Conflict.  Neither the execution
          and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the compliance with any of the provisions hereof, (a) require any consent, approval, authorization or permit of, registration, declaration or filing (except for filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with, or notification to, any governmental entity, (b) result in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any contract, agreement, instrument, commitment, arrangement or understanding, or result in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to any of the Shares, (c) require any material consent, authorization or approval of any person other than a governmental entity, or (d) violate or conflict with any order, writ, injunction, decree or law applicable to the Stockholder or the Shares.

                         2.3  Ownership of Shares.  The Stockholder
          is the record and beneficial owner of the Shares free and clear of any security interests, liens, charges, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the Shares). Except as set forth on Schedule II attached hereto, there are no outstanding options or other rights to acquire from the Stockholder, or obligations of the Stockholder to sell or to acquire, any shares of Company Common Stock. The Stockholder holds exclusive power to vote the Shares, subject to the limitations set forth in Section 1 of this Agreement. The Shares represent all of the shares of capital stock of the Company beneficially owned by Stockholder except for such shares owned by Stockholder and issued in the name of Daniel L. Simon, as trustee, under a Voting Trust Agreement, dated December 20, 1995, between Daniel L. Simon and Stockholder.

                    3. Representations and Warranties of Parent. Parent represents and warrants to the Stockholder as follows:

                         3.1  Binding Agreement.  Parent is a
          corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Parent, and no other corporate proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement and the Merger Agreement by Parent and the consummation of the transactions contemplated hereby and thereby. Parent has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

                         3.2  No Conflict.  Neither the execution
          and delivery of this Agreement, the consummation by Parent of the transactions contemplated hereby, nor the compliance by Parent with any of the provisions hereof will (a) conflict with or result in a breach of any provision of its Certificate of Incorporation or By-laws,
          (b) require any consent, approval, authorization or permit of, registration, declaration or filing (except for filings under the Exchange Act) with, or notification to, any governmental entity, (c) result in a default (or an event which, with notice or lapse of time or both, would become a default) or give rise to any right of termination by any third party, cancellation, amendment or acceleration under any contract, agreement, instrument, commitment, arrangement or understanding, (d) require any material consent, authorization or approval of any person other than a governmental entity, or (e) violate or conflict with any order, writ, injunction, decree or law applicable to the Stockholder or the Shares.

                    4. Transfer and Other Restrictions. For so long as the Merger Agreement is in effect:

                         4.1  Certain Prohibited Transfers.  The
          Stockholder agrees not to:

                         (a)  sell, transfer, pledge, encumber,
          assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, the Shares or any interest contained therein, other than pursuant to this Agreement;

                         (b)  except as contemplated by this
          Agreement, grant any proxies or power of attorney or enter into a voting agreement or other arrangement with respect to the Shares, other than this Agreement; nor

                         (c)  deposit the Shares into a voting
          trust.

                         4.2  Efforts.  The Stockholder agrees not
          to take any action which would make any representation or warranty of the Stockholder herein untrue or incorrect in any material respect or take any action that would have the effect of preventing or disabling such Stockholder from performing its obligations under this Agreement, other than any action permitted to be taken pursuant to the Merger Agreement.

                         4.3  Additional Shares.  Without limiting
          the provisions of the Merger Agreement, in the event (i) of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting the Shares or (ii) the Stockholder shall become the beneficial owner of any additional shares of Company Common Stock or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1 hereof, then the terms of this Agreement shall apply to the shares of capital stock or other securities of the Company held by the Stockholder immediately following the effectiveness of the events described in clause (i) or the Stockholder becoming the beneficial owner thereof, as described in clause (ii), as though they were Shares hereunder. The Stockholder hereby agrees, while this Agreement is in effect, to promptly notify Parent of the number of any new shares of Company Common Stock acquired by the Stockholder, if any, after the date hereof.

                    5. Legend. The Stockholder shall surrender to the Company all certificates representing the Shares, and instruct the Company to place the following legend on such certificates:

                    "The shares of capital stock represented
               by this certificate are subject to a Voting
               Agreement, dated as of October 23, 1997, by and among Clear Channel Coommunications, Inc. and Brian T. Clingen."

                    6. Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy which may be available at law or in equity.

                    7.   Confidentiality.  Except as may be
          required by applicable law, the Stockholder and Parent severally agree to keep proprietary information regarding the Company and Parent and their respective subsidiaries confidential.

                    8. Termination. Except for Section 7 hereof, which shall survive without limitation, and Sections 8 and 9 hereof, which shall survive for the period specified therein, this Agreement shall terminate on the earlier of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the agreement of the parties hereto to terminate this Agreement and (iii) consummation of the Merger.

                    9.   Indemnification.  Parent shall, to the
          fullest extent permitted under applicable law, indemnify and hold harmless, the Stockholder against any costs or expenses (including attorneys' fees as provided below), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation by the Company or any stockholder of the Company asserting any breach by the Stockholder of any fiduciary duty on his part to the Company or the other stockholders of the Company by reason of the Stockholders's entering into this Agreement, for a period of six years after the date hereof. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the termination of this Agreement), (a) Parent shall pay the fees and expenses of one counsel selected by the Stockholder and reasonably acceptable to Parent to represent him in connection therewith promptly after statements therefor are received, and (b) Parent and Merger Sub will cooperate in the defense of any such matter; provided, however, that Parent shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); provided, further, that in the event that any claim or claims for indemnification are asserted or made within such six-year period, all rights to indemnification in respect of any such claim or claims shall continue until the disposition of any and all such claims.

                    10.  Notices.  All notices and other
          communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

                    If to Parent, to:

                         Clear Channel Communications, Inc.
                         200 Concord Plaza
                         Suite 600
                         San Antonio, Texas 78216
                         Attention: Randall Mays
                         Facsimile No.: (210) 822-2299

                         with a copy to:

                         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue
                         Suite 4100
                         Dallas, Texas 75201
                         Attention: Ford Lacy P.C.
                         Facsimile No.: (214) 969-4343

                    If to Stockholder, to:

                         [NAME]
                         c/o Universal Outdoor Holdings, Inc.
                         311 South Wacker Drive
                         Suite 6400
                         Chicago, Illinois 60606
                         Attention: Paul G. Simon
                         Facsimile No.: (312) 344-4171

                         with a copy to:

                         Skadden, Arps, Slate, Meagher & Flom
                         919 Third Avenue
                         New York, New York  10022
                         Facsimile No.:  (212) 735-2000
                         Attention:     Lou R. Kling, Esq.
                                        Howard L. Ellin, Esq.

                    11.  Certain Events.  The Stockholder agrees
          that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise.

                    12.  Entire Agreement.  This Agreement
          (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                    13. Consideration. This Agreement is granted in consideration of the execution and delivery of the Merger Agreement by Parent.

                    14.  Amendment.  This Agreement may not be
          modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                    15.  Successors and Assigns.  This Agreement
          shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

                    16.  Counterparts.  This Agreement may be
          executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                    17.  Governing Law.  This Agreement shall be
          governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of law).

                    18.  Severability.  Any term or provision of
          this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

                    19. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Stockholder and a duly authorized officer of Parent on the day and year first written above.

                                   CLEAR CHANNEL COMMUNICATIONS, INC.

                                   By: /s/ RANDALL MAYS
                                      -------------------------------
                                      Name:  Randall Mays
                                      Title: Chief Financial Officer


                                      /s/ BRIAN T. CLINGEN
                                      -------------------------------
                                      Brian T. Clingen





                                 SCHEDULE I TO

                               VOTING AGREEMENT


          Name and Address of Stockholder            Number of Shares
          -------------------------------            ----------------
          1.   Brian T. Clingen                          125,008






                                SCHEDULE II TO

                               VOTING AGREEMENT

                                      None.